GCE-SUM SUP 031919

Summary Prospectus Supplement dated March 19, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, R5, R6 and Y shares of the Fund listed below:

Invesco Global Core Equity Fund

The following information replaces in its entirety the information appearing under the heading “Management of the Fund” in the prospectuses:

“Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Investment Sub-Adviser: Invesco Asset Management Limited

Portfolio Managers	Title	Length of Service on the Fund
Erik Esselink	Portfolio Manager	2014
Jeff Everett	Portfolio Manager	2017
Marty Steinik	Portfolio Manager	2018”

GCE-SUM SUP 031919